UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 27, 2006


                             HORIZON FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

      Washington                     0-27062                    91-1695422
(State or other jurisdiction      (Commission                 (IRS Employer
   of incorporation)              File Number)             Identification No.)

1500 Cornwall Avenue, Bellingham, Washington                      98225
(Address of principal executive offices)                        (Zip Code)

      Registrant's telephone number (including area code): (360) 733-3050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement
----------------------------------------------------

     On June 27, 2006, the Board of Directors of Horizon Bank , the wholly-owned operating subsidiary of Horizon Financial Corp, entered into the Horizon Bank Salary Continuation Agreement with executive officers Steven Hoekstra, Richard Jacobson and Dennis Joines. The salary continuation agreements provide for an annual supplemental retirement benefit to be paid to each of the executives, commencing at age 62 and payable in monthly installments for 10 years, in an amount equal to $20,400 per year for Mr. Hoekstra, $76,000 per year for Mr. Jacobson, and $46,300 per year for Mr.
Joines.   To qualify for the annual supplemental benefit, the executive must remain in the employment of the Bank until he attains age 61. Mr. Hoekstra is currently 55, Mr. Jacobson is currently 43, Mr. Joines is currently 56.

     If the executive dies before his annual supplemental benefit commences, regardless of whether he had attained age 61 at the time of his death, his benefit will be paid to his beneficiaries, beginning with the month following the Bank's receipt of a copy of the executive's death certificate. If the executive dies after his benefit has commenced, the remaining benefits will be paid to the executive's beneficiaries at the same time and in the same amounts that would have been distributed to the executive had he survived.

     If the executive's employment with the Bank terminates within 12 months following a change in control (as defined under Section 409A of the Internal Revenue Code), the executive will be paid, in lieu of the benefit described above, a change in control benefit based on the executive's accrued benefit under his salary continuation agreement at the time of the change in control. The change in control benefit will be paid in monthly installments over 10 years, commencing upon the executive's attainment of age 62. The change in control benefit may be reduced or delayed to the extent necessary to avoid the benefit, or any part thereof, being considered an excess parachute payment subject to golden parachute sanctions under Section 280G and 4999 of the Internal Revenue Code. Upon a change in control, a rabbi trust will be established and funded to pay the change in control benefit under the salary continuation agreement. If the executive dies after he becomes entitled to a change in control benefit, this benefit will be paid to his beneficiaries beginning with the month following the Bank's receipt of a copy of the executive's death certificate.

     To offset the annual expense accruals for the benefits payable to the executives under the salary continuation agreements, the Bank will acquire bank-owned life insurance ("BOLI"). It is anticipated that the BOLI will provide full cost recovery of the benefits paid to the executives under the SCP, upon their deaths. The effective dates of the salary continuation agreements will coincide with the Bank's acquisition of the BOLI.

     The foregoing summary of the material features of the salary continuation agreements are qualified in its entirety by reference to the provisions of the agreement, attached as Exhibit 99.1 to this report, which is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits
-------------------------------------------

        (c)    Exhibits

        99.1   Form of Horizon Bank Salary Continuation Agreement

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                                 SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    HORIZON FINANCIAL CORP.



Date: July 3, 2006                  By: /s/V. Lawrence Evans
                                        -------------------------------------
                                        V. Lawrence Evans
                                        President and Chief Executive Officer

On June 27, 2006, the Board of Directors of Horizon Bank, the wholly-owned operating subsidiary of Horizon Financial Corp, entered into the Horizon Bank Salary Continuation Agreement, in the form attached hereto, with executive officers Steven Hoekstra, Richard Jacobson and Dennis Joines.

                                  HORIZON BANK
                          SALARY CONTINUATION AGREEMENT


   THIS SALARY CONTINUATION AGREEMENT (the "Agreement") is entered into this 27th day of June, 2006, by and between HORIZON BANK, a Washington corporation located in Bellingham, Washington (the "Bank") and _________________ (the "Executive").

   The purpose of this Agreement is to provide specified benefits to the Executive, a member of a select group of management or highly compensated employees who contribute materially to the continued growth, development, and future business success of the Bank. This Agreement shall be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended from time to time. This Agreement is intended to comply with Section 409A of the Code and the regulations thereunder and shall be administered and interpreted accordingly.

                                    Article 1
                                   Definitions

   Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

"Accrued Benefit" shall mean, at any time, the Executive's accrued account balance, calculated with respect to the Executive's Normal Retirement Benefit as defined in Section 2.1.1, using the unit credit actuarial method as specified in Financial Accounting Standards Board Statement Number 87,assuming reasonable interest discount rules. The determination of a Executive's Accrued Benefit, and the equivalent value of such Accrued Benefit, shall be made by the Plan Administrator, and such determination shall be final and binding.

"Beneficiary" means each designated person, or the estate of the deceased Executive, entitled to benefits, if any, upon the death of the Executive determined pursuant to Article 4.

"Beneficiary Designation Form" means the form established from time to time by the Plan Administrator that the Executive completes, signs, and returns to the Plan Administrator to designate one or more Beneficiaries.

"Board" means the Board of Directors of the Bank as from time to time constituted.

"Change in Control" means a change in the ownership or effective control of the Bank, or in the ownership of a substantial portion of the assets of the Bank, as such change is defined in Section 409A.

"Code" means the Internal Revenue Code of 1986, as amended.

"Effective Date" means the date the life insurance informally used to fund the Plan is acquired by the Bank.

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"Normal Retirement Age" means the Executive attaining age sixty-two (62).

"Plan Administrator" means the plan administrator described in Article 6.

"Section 409A" means Section 409A of the Code and the regulations and guidance of general applicability issued thereunder.

"Separation from Service" means the termination of the Executive's employment with the Bank for reasons other than death. Whether a Separation from Service takes place is determined based on the facts and circumstances surrounding the termination of the Executive's employment and whether the Bank and the Executive intended for the Executive to provide significant services for the Bank following such termination. A termination of employment will not be considered a Separation from Service if:

   (a) the Executive continues to provide services as an employee of the Bank at an annual rate that is twenty percent (20%) or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or, if employed less than three years, such lesser period) and the annual remuneration for such services is twenty percent (20%) or more of the average annual remuneration earned during the final three full calendar years of employment (or, if less, such lesser period), or

   (b) the Executive continues to provide services to the Bank in a capacity otherthan as an employee of the Bank at an annual rate that is fifty percent (50%) or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or if employed less than three years, such lesser period) and the annual remuneration for such services is fifty percent (50%) or more of the average annual remuneration earned during the final three full calendar years of employment (or if less, such lesser period).

Notwithstanding the foregoing, no Executive shall be considered to have experienced a Separation from Service unless his termination of employment with the Bank would constitute a "separation from service" within the meaning of Section 409A.

"Specified Employee" means a key employee (as defined in Section 416(i) of the Code without regard to paragraph 5 thereof) of the Bank if any stock of the Bank is publicly traded on an established securities market or otherwise. The determination of whether a Participant is a Specified Employee shall be made in accordance with Section 409A.

                                   Article 2
                          Distributions During Lifetime

2.1 Normal Retirement Benefit. If an Executive remains in the employment of the Bank until he attains age 61, then (a) his benefits under this
     Section 2.1 shall be vested, and (b) upon attaining Normal Retirement Age, the Bank shall commence to distribute to the


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     Executive the benefit described in this Section 2.1 in lieu of any other benefit under this Article.

     2.1.1 Amount of Benefit. The annual benefit under this Section 2.1 is ___________Dollars ($______).

     2.1.2 Distribution of Benefit. The Bank shall distribute the annual benefit to the Executive in twelve (12) equal monthly installments commencing on the first day of the month following the Executive's attainment of the Normal Retirement Age, except as provided in Section 2.3. The annual benefit shall be distributed to the Executive for ten (10) years.

     2.1.3 Separation From Service Prior to Age 61. If an Executive's Separation from Service occurs prior to his attainment of age 61, then no benefit shall be payable under this Section 2.1.

2.2 Change in Control Benefit. If within twelve (12) months following a Change in Control an Executive experiences a Separation from Service, the Bank shall commence to distribute to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Article.

     2.2.1 Amount of Benefit. The benefit under this Section 2.2.1 is the Accrued Benefit as of the date the Separation from Service following the date the Change in Control occurs.

     2.2.2 Distribution of Benefit. The Bank shall distribute the equivalent value of the Accrued Benefit described in Section
             2.2.1 to the Executive over one hundred and twenty (120) equal monthly installments commencing on the first day of the month following the Executive's attainment of the Normal Retirement Age, except as provided in Section 2.3.

     2.2.3 Parachute Payments. Notwithstanding any provision of this Agreement to the contrary, to the extent any distribution(s), if made, under this Section 2.2 would be treated as an "excess parachute payment" under Section 280G of the Code, the Bank shall reduce or delay the distribution(s) to the extent it would not be an excess parachute payment; provided, however, that no delay in the distribution of the Executive's benefit shall be made that would violate the requirements of Section 409A.

     2.2.4 Trust Agreement. In the event of a Change in Control, the Bank shall establish and fund an irrevocable grantor trust for the payment of benefits due under this Plan. The trust agreement shall comply with the model rabbi trust provisions of Revenue Procedure 92-64, or any successor thereto. The amount funded shall at least equal the lump sum present value of the Accrued Benefit payable under Section 2.2.1 to all Executives at the time of the Change in Control. The trustee of


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             the trust shall receive and hold all contributions to the trust fund made by the Bank, and shall hold, invest, reinvest and distribute such funds in accordance with the terms and provisions of this Plan and the trust agreement. The Bank may engage the services of qualified, independent investment managers for the purpose of providing some or all of the investment management of the trust assets. The Bank may modify the trust from time to time to accomplish the purposes of the Plan, provided such modifications are not inconsistent with the terms of the above Revenue Procedure 92-64 or its successor, and may, with approval, remove any trustee and select a successor trustee. No amendment to the Plan or the trust shall bind a trustee without his consent. Any trust established hereunder shall be consistent with, and comply with all requirements of, Section 409A.

2.3 Restriction on Timing of Distribution. Notwithstanding any provision of this Agreement to the contrary, if the Executive is considered a Specified Employee at Separation from Service under such procedures as established by the Bank in accordance with Section 409A, benefit distributions that are made upon Separation from Service may not commence earlier than six (6) months after the date of such Separation from Service. Therefore, in the event this Section 2.3 is applicable to the Executive, any distribution or series of distributions to be made following a Separation from Service shall commence no earlier than the first day of the seventh month following the Separation from Service, and the first payment shall include the first six months' payments that were delayed in order to comply with this Section 2.3 and Section 409A.

2.4 Distributions Upon Income Inclusion Under Section 409A of the Code. Upon the inclusion of any portion of the benefit into the Executive's income as a result of the failure of this non-qualified deferred compensation plan to comply with the requirements of Section 409A of the Code, a lump sum distribution shall be made as soon as is administratively practicable following the discovery of the plan failure of an amount equal to the lesser of (a) the Executive's then-vested benefit, or (b) the amount includible in the Executive's income as a result of the failure of the Plan to comply with Section 409A. In the event the amount includible in the Executive's income under Section 409A exceeds the Executive's then-vested benefit, the excess shall be distributed in a lump sum as soon as administratively practicable after the Executive's vested interest in his Plan benefits increases.

                                     Article 3
                               Distribution at Death

3.1 Death During Active Service. If the Executive dies while in the active service of the Bank prior to attaining age 61, the Bank shall distribute to the Beneficiary the benefit described in this Section 3.1. This benefit shall be distributed in lieu of the benefits under Article 2.

     3.1.1 Amount of Annual Death Benefit. The annual death benefit under this Section 3.1.1 is ___________ Dollars ($_______).


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     3.1.2   Distribution of Benefit.  The Bank shall distribute the annual death benefit described in Section 3.1.1 to the Beneficiary in twelve (12) equal monthly installments for ten (10) years, commencing the first day of the month following the month in which the Bank receives a copy of the Executive's death certificate.

3.2 Death During Distribution of a Benefit. If the Executive dies after any benefit distributions have commenced under this Agreement but before receiving all such distributions, the Bank shall distribute to the Beneficiary the remaining benefits at the same time and in the same amounts that would have been distributed to the Executive had the Executive survived.

3.3 Death Before Benefit Distributions Commence. If the Executive is entitled to benefit distributions under this Agreement, but dies prior to the commencement of said benefit distributions, the Bank shall distribute to the Beneficiary the same benefits that the Executive was entitled to prior to death, commencing the first day of the month following the month in which the Bank receives a copy of the Executive's death certificate.

                                   Article 4
                                 Beneficiaries

4.1 Beneficiary. The Executives hall have the right, at any time, to designate a Beneficiary(ies) to receive any benefit distributions under this Agreement upon the death of the Executive. The Beneficiary designated under this Agreement may be the same as or different from the beneficiary designation under any other plan of the Bank in which the Executive participates.

4.2 Beneficiary Designation: Change; Spousal Consent. The Executives shall designate a Beneficiary by completing and signing the Beneficiary Designation Form, and delivering it to the Plan Administrator or its designated agent. If the Executive names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Plan Administrator, must be signed by the Executive's spouse and returned to the Plan Administrator. The Executive's beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Executive or if the Executive names a spouse as Beneficiary and the Executive subsequently is divorced or legally separated from that spouse. The Executives hall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Plan Administrator's rules and procedures, as in effect from time to time. Upon the acceptance by the Plan Administrator of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Plan Administrator shall be entitled to rely on the last Beneficiary Designation Form filed by the Executive and accepted by the Plan Administrator prior to the Executive's death.

4.3 Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Plan Administrator or its designated agent.


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4.4  No Beneficiary Designation.  If the Executive dies without a valid beneficiary designation, or if all designated Beneficiaries predecease the Executive, then the Executive's spouse shall be the designated Beneficiary. If the Executive has no surviving spouse, the benefits shall be made to the personal representative of the Executive's estate.

4.5 Facility of Distribution. If the Plan Administrator determines in its discretion that a benefit is to be distributed to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of that person's property, the Plan Administrator may direct distribution of such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Plan Administrator may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Any distribution of a benefit shall be a distribution for the account of the Executive and the Executive's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Agreement for such distribution amount.

                                     Article 5
                                General Limitations

5.1 Limitation on Payments. Except as provided in Section 2.2 (relating to a Change in Control), Article 3 (relating to death benefit payments) and
     Article 8 (relating to the termination of the Plan), no benefits shall be paid the Executive if he experiences a Separation from Service prior to attaining age 61.

5.2 Suicide or Misstatement. No benefits shall be distributed if the Executive commits suicide within two years after the Effective Date of this Agreement, or if an insurance company which issued a life insurance policy covering the Executive and owned by the Bank denies coverage (i) for material misstatements of fact made by the Executive on an application for such life insurance, or (ii) for any other reason.

5.3 Removal. Notwithstanding any provision of this Agreement to the contrary, the Bank shall not distribute any benefit under this Agreement if the Executive is subject to a final removal or prohibition order issued by an appropriate federal banking agency pursuant to Section 8(e) of the Federal Deposit Insurance Act. Any benefit payment delayed in accordance with the preceding sentence shall be paid at the earliest date at which the Bank reasonably anticipates that such payment would be permissible.

                                    Article 6
                             Administration of Agreement

6.1 Plan Administrator Duties. This Agreement shall be administered by a Plan Administrator which shall consist of the Board, or such committee or person(s) as the Board shall appoint. The Plan Administrator shall administer this Agreement according to its express terms and shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Agreement and (ii) decide or resolve any and all questions including interpretations of


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     this Agreement, as may arise in connection with the Agreement to the extent the exercise of such discretion and authority does not conflict with Section 409A of the Code and regulations thereunder.

6.2 Agents. In the administration of this Agreement, the Plan Administrator may employ agents and delegate to them such administrative duties as it sees fit, (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to the Bank.

6.3 Binding Effect of Decisions. The decision or action of the Plan Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Agreement.

6.4 Indemnity of Plan Administrator. The Bank shall indemnify and hold harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Agreement, except in the case of willful misconduct by the Plan Administrator or any of its members.

6.5 Bank Information. To enable the Plan Administrator to perform its functions, the Bank shall supply full and timely information to the Plan Administrator on all matters relating to the date and circumstances of the retirement, Disability, death, or Separation from Service of the Executive, and such other pertinent information as the Plan Administrator may reasonably require.

6.6 Annual Statement. The Plan Administrator shall provide to the Executive, within one hundred twenty (120) days after the end of each Plan Year, a statement setting forth the benefits to be distributed under this Agreement.

                                     Article 7
                             Claims And Review Procedures

7.1 Claims Procedure. An Executive or Beneficiary ("claimant") who has not received benefits under the Agreement that he or she believes should be distributed shall make a claim for such benefits as follows:

     7.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Plan Administrator a written claim for the benefits. If such a claim relates to the contents of a notice received by the claimant, the claim must be made within sixty
            (60) days after such notice was received by the claimant.  All other claims must be made within one hundred eighty (180) days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the claimant.

     7.1.2 Timing of Plan Administrator Response. The Plan Administrator shall respond to


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             such claimant within 90 days after receiving the claim.  If the
             Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

     7.1.3 Notice of Decision. If the Plan Administrator denies part or all of the claim, the Plan Administrator shall notify the claimant in writing of such denial. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

             (a)   The specific reasons for the denial;
             (b) A reference to the specific provisions of the Agreement on which the denial is based;
             (c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed;
             (d) An explanation of the Agreement's review procedures and the time limits applicable to such procedures; and
             (e) A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

7.2 Review Procedure. If the Plan Administrator denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Plan Administrator of the denial, as follows:

     7.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Plan Administrator's notice of denial, must file with the Plan Administrator a written request for review.

     7.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Plan Administrator shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

     7.2.3 Considerations on Review. In considering the review, the Plan Administrator shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

     7.2.4 Timing of Plan Administrator Response. The Plan Administrator shall respond in writing to such claimant within 60 days after receiving the request for review. If the Plan Administrator determines that special circumstances require additional



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             time for processing the claim, the Plan Administrator can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.


     7.2.5 Notice of Decision. The Plan Administrator shall notify the claimant in writing of its decision on review. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

             (a)   The specific reasons for the denial;
             (b) A reference to the specific provisions of the Agreement on which the denial is based;
             (c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits; and
             (d) A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

                                     Article 8
                             Amendments and Termination

8.1 Amendments. This Agreement may be amended only by a written agreement signed by the Bank and the Executive. Any amendment to the Plan must not cause the Plan to violate the requirements of Section 409A. The Bank may unilaterally amend this Agreement to conform with written directives to the Bank from its auditors or banking regulators or to comply with legislative or tax law, including without limitation Section 409A.

8.2 Plan Termination Generally. The Bank may unilaterally terminate this Agreement at any time. The benefit shall be the vested benefit as of the date the Agreement is terminated. Except as provided in Section 8.3, the termination of this Agreement shall not cause a distribution of benefits under this Agreement. Rather, upon such termination benefit distributions will be made at the earliest distribution event permitted under Article 2 or Article 3.

8.3 Plan Terminations Under Section 409A. Notwithstanding anything to the contrary in Section 8.2, if the Bank terminates this Agreement in the following circumstances:

     (a) Within thirty (30) days before, or twelve (12) months after a Change in Control, provided that all distributions are made no later than twelve (12) months following such termination of the Agreement and further provided that all the Bank's arrangements which are substantially similar to the Agreement are terminated so the Executive and all participants in the similar arrangements are


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           required to receive all amounts of compensation deferred under the terminated arrangements within twelve (12) months of the termination of the arrangements;

     (b) Upon the Bank's dissolution or with the approval of a bankruptcy court provided that the amounts deferred under the Agreement are included in the Executive's gross income in the latest of (i) the calendar year in which the Agreement terminates; (ii) the calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or (iii) the first calendar year in which the distribution is administratively practical; or

     (c) Upon the Bank's termination of this and all other non-account balance plans (as referenced in Section 409A), provided that all distributions are made no earlier than twelve (12) months and no later than twenty-four (24) months following such termination, and the Bank does not adopt any new non-account balance plans for a minimum of five (5) years following the date of such termination;

     the Bank may distribute to each Executive a lump sum equal to the present value of the Executive's Accrued Benefit as of the effective date of the Plan termination.

                                     Article 9
                                   Miscellaneous

9.1 Binding Effect. This Agreement shall bind the Executive and the Bank, and their beneficiaries, survivors, executors, administrators and transferees.

9.2 No Guarantee of Employment. This Agreement is not a contract for employment. It does not give the Executive the right to remain as an employee of the Bank, nor does it interfere with the Bank's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

9.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

9.4 Tax Withholding and Reporting. The Bank shall withhold any taxes that are required to be withheld, including but not limited to taxes owed under Section 409A, from the benefits provided under this Agreement. Executive acknowledges that the Bank's sole liability regarding taxes is to forward any amounts withheld to the appropriate taxing authority(ies). Further, the Bank shall satisfy all applicable reporting requirements, including those under Section 409A.

9.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of Washington, except to the extent preempted by the laws of the United States of America.

9.6 Unfunded Arrangement. The Executive and the Beneficiary are general unsecured creditors of the Bank for the distribution of benefits under this Agreement. The benefits represent the mere promise by the Bank to distribute such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life or other informal funding asset is a general asset of the Bank to which the Executive and Beneficiary have no preferred or secured claim.

9.7 Reorganization. The Bank shall not merge or consolidate into or with another bank, or reorganize, or sell substantially all of its assets to another bank, firm, or person unless such succeeding or continuing bank, firm, or person agrees to assume and discharge the obligations of the Bank under this Agreement. Upon the occurrence of such event, the term "Bank" as used in this Agreement shall be deemed to refer to the successor or survivor bank.

9.8 Entire Agreement. This Agreement constitutes the entire agreement between the Bank and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

9.9 Interpretation. Wherever the fulfillment of the intent and purpose of this Agreement requires, and the context will permit, the use of the masculine gender includes the feminine and use of the singular includes the plural.

9.10 Alternative Action. In the event it shall become impossible for the Bank or the Plan Administrator to perform any act required by this Agreement, the Bank or Plan Administrator may in its discretion perform such alternative act as most nearly carries out the intent and purpose of this Agreement, complies with Section 409A, and (to the extent not inconsistent with the foregoing objectives) is in the best interests of the Bank.

9.11 Headings. Article and section headings are for convenient reference only and shall not control or affect the meaning or construction of any of its provisions.

9.12 Validity. In case any provision of this Agreement shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Agreement shall be construed and enforced as if such illegal and invalid provision has never been inserted herein.

9.13 Notice. Any notice or filing required or permitted to be given to the Bank or Plan Administrator under this Agreement shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                                         Horizon Bank -
                                        --------------------------
                                         SERP Plan Administrator
                                        --------------------------
                                         P.O. Box 580
                                        --------------------------
                                         Bellingham, Washington
                                         98227
                                        --------------------------

     Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

     Any notice or filing required or permitted to be given to the Executive under this Agreement shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Executive.

9.14 Compliance with Section 409A. This Agreement shall at all times be administered and interpreted in a manner consistent with the requirements of Section 409A.

9.15 Rescissions. Any modification to the terms of this Agreement that would inadvertently result in an additional tax liability on the part of the Executive, shall have no effect to the extent the change in the terms of the plan is rescinded by the earlier of a date before the right is exercised (if the change grants a discretionary right) and the last day of the calendar year during which such change occurred.

     IN WITNESS WHEREOF, the Executive and a duly authorized representative of the Bank have signed this Agreement.


EXECUTIVE:                             HORIZON BANK:

__________________________________     By  ___________________________________

                                       Title  ________________________________

{ }   New Designation
{ }   Change in Designation

I,               , designate the following as Beneficiary under the Agreement:
  ---------------

Primary:
-----------------------------------------------------------         -----%


-----------------------------------------------------------         -----%



Contingent:
-----------------------------------------------------------         -----%


-----------------------------------------------------------         -----%

Notes:
   *   Please PRINT CLEARLY or TYPE the names of the beneficiaries.
   * To name a trust as Beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.
   * To name your estate as Beneficiary, please write "Estate of [your name]".
   * Be aware that none of the contingent beneficiaries will receive anything unless ALL of the primary beneficiaries predecease you.

I understand that I may change these beneficiary designations by delivering a new written designation to the Plan Administrator, which shall be effective only upon receipt and acknowledgment by the Plan Administrator prior to my death. I further understand that the designations will be automatically revoked if the Beneficiary predeceases me, or, if I have named my spouse as Beneficiary and our marriage is subsequently dissolved.

Name:

Signature:                                           Date:
           ------------------------------------            ----------------

SPOUSAL CONSENT (Required if Spouse not named beneficiary):

I consent to the beneficiary designation above, and acknowledge that if I am named Beneficiary and our marriage is subsequently dissolved, the designation will be automatically revoked.


Spouse Name:
             -------------------------------

Signature:                                           Date:
           ------------------------------------            ----------------

Received by the Plan Administrator this          day of                 , 2
                                        --------        ----------------   ---
By:
    --------------------------------
Title:
       -----------------------------